SCHEDULE 14A

(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed  by  the  Registrant [XX]
Filed  by  a  Party  other  than  the  Registrant [  ]
Check  the  appropriate  box:
[  ] Preliminary  Proxy  Statement
[  ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))
[XX] Definitive  Proxy  Statement
[  ] Definitive  Additional  Materials
[  ] Soliciting  Material  Pursuant  to  Rule  14a-12

                                 ROCKSHOX, INC.
                                 --------------
                (Name of Registrant as Specified in Its Charter)
     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):
[XX] No  fee  required.
[  ] Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
     ____________________________________________________
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
     ____________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ____________________________________________________
(4)  Proposed  maximum  aggregate  value  of  transaction:
     ____________________________________________________
(5)  Total  fee  paid:
     ____________________________________________________
[  ]  Fee  paid  previously  with  preliminary  materials:
     ____________________________________________________
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount  Previously  Paid:
     ____________________________________________________
(2)  Form,  Schedule  or  Registration  Statement  No.:
     ____________________________________________________
(3)  Filing  Party:
     ____________________________________________________
(4)  Date  Filed:
================================================================================

                                 ROCKSHOX, Inc.
                          1610 Garden of the Gods Road
                        Colorado Springs, Colorado 80907

                        ================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 21, 2001

                        ================================

To  the  Stockholders  of  ROCKSHOX,  INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of ROCKSHOX, INC., a Delaware corporation (the "Company"), will be held on Tuesday, August 21, 2001, at 10:00 a.m. local time, at the Company's headquarters located at 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907, for the following purposes:

1. To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify.

2. To ratify the selection of Ernst & Young L.L.P. as the Company's independent public accountants for the fiscal year ending March 31, 2002.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors of the Company has fixed the close of business on June 25, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.


                           By  Order  of  the  Board  of  Directors

                           Chris  Birkett
                           Vice President, Chief Financial Officer and Secretary


Colorado  Springs,  Colorado
July  25,  2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                 ROCKSHOX, INC.
                          1610 GARDEN OF THE GODS ROAD
                        COLORADO SPRINGS, COLORADO 80907

                        ================================

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                 AUGUST 21, 2001

GENERAL

     This Proxy Statement is furnished to stockholders of ROCKSHOX, INC., a Delaware corporation (the "Company"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, August 21, 2001, at 10:00 a.m. at the Company's headquarters located at 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907, and at any and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are being first mailed to stockholders on or about July 25, 2001.

     This solicitation is made by mail on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board"). Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

     Only holders of record of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") as of the close of business on the record date, June 25, 2001 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote. Stockholders are not permitted to cumulate their shares of Common Stock for the purpose of electing directors or otherwise. At the close of business on the Record Date, there were 13,761,147 shares of Common Stock issued and outstanding.

     Shares represented by proxies in the form enclosed, if the proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned proxy, the shares will be voted "FOR" the election of each nominee for director and "FOR" the ratification of the selection of Ernst & Young L.L.P. to serve as the

Company's independent public accountants for the fiscal year ending March 31, 2002 (the "2002 Fiscal Year"). To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before voting by filing a notice of revocation with the Secretary of the Company, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares present and voting on such proposal, thus having no effect on the outcome of such proposal.

     The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with such person's discretionary authority to act in such person's best judgment.

     The principal executive offices of the Company are located at 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Pursuant to the Company's Amended and Restated Bylaws (the "Bylaws"), all of the directors are elected at each annual meeting of stockholders. The Bylaws currently authorize a Board of Directors consisting of not less than one nor more than fifteen members, the exact number of which shall be fixed from time to time by the Board of Directors. Currently, the number of directors has been so fixed at six directors, and there are no vacancies with respect thereto. Each director will hold office until the next annual meeting of stockholders and until such director's successor is duly elected and qualified, or until such director's earlier resignation or removal.

     Stockholders may withhold authority from the proxy holders to vote for the entire slate as nominated or, by writing the name of an individual nominee in the space provided on the proxy card, withhold the authority to vote for any individual nominee. Instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer votes. If any nominee should become unavailable for election as a result of any unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has consented to being named in this Proxy Statement and has agreed to serve on the Board of Directors if elected, and management has no reason to believe that any nominee will be unavailable to serve.

     The following six persons have been selected by the Board of Directors as nominees for election to the Board of Directors: Messrs. Stephen W. Simons,

Bryan L. Kelln, John W. Jordan II, Adam E. Max, Michael R. Gaulke and Edward T. Post. All of the nominees are incumbent directors. See "Board of Directors and Executive Officers" for the experience and background of each of the nominees.

VOTE  REQUIRED

     The affirmative vote of a plurality of all of the votes cast at the Annual Meeting is required for the election of a director. Under applicable Delaware law, in tabulating the vote, broker non-votes and abstentions will be disregarded and will have no effect on the outcome of the vote. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted "FOR" the election of the six nominees named above as directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     "FOR" EACH OF THE ABOVE-NAMED NOMINEES.

     PROPOSAL  NO.  2  -  RATIFICATION  OF  SELECTION  OF  INDEPENDENT  PUBLIC
ACCOUNTANTS

     The Audit Committee has selected, and the Board of Directors has approved, Ernst & Young L.L.P. as the Company's independent public accountants for the 2002 Fiscal Year, and the Board of Directors has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the Annual Meeting. Ernst & Young L.L.P. has audited the Company's consolidated financial statements since 2000. Representatives of Ernst & Young L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

VOTE  REQUIRED

     A greater number of votes in favor of this proposal than are voted against this proposal will be required to ratify the appointment of Ernst & Young L.L.P. as the Company's independent public accountants If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different auditing firm at any time during the 2002 Fiscal Year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted "FOR" the proposal to ratify the selection of Ernst & Young L.L.P. to serve as independent public accountants for the Company for the 2001 Fiscal Year.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                     STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth certain information concerning the directors and executive officers of the Company as of June 25, 2001:

NAME               AGE  POSITION
----               ---  --------
Stephen W. Simons   46  Chairman of the Board and Director
Bryan L. Kelln      35  Chief Executive Officer, President and Director
Chris Birkett       33  Vice President, Chief Financial Officer and Secretary
Gwynne Williams     54  Vice President, Operations and Engineering
Michael R. Gaulke   55  Director
John W. Jordan II   52  Director
Adam E. Max         43  Director
Edward T. Post      54  Director

     Stephen W. Simons, age 46, is a co-founder of the Company and has served as a director of the Company since its inception in 1989. Mr. Simons also served as Interim Chief Executive Officer of the Company from July 1999 until January 2000, as President from 1992 until November 1997, and has been Chairman of the Board of Directors since l996 and CTO from November 1997 until August 2000.
Prior to founding the Company, Mr. Simons founded SIMONS, which developed suspension modifications and complete motorcycle front forks.

     Bryan L. Kelln, age 35, has served as Chief Executive Officer and President of the Company since January 2000 and as a director of the Company since March 2000. Prior to joining the Company, Mr. Kelln served as Senior Vice President and General Manager of BICCGeneral, a global manufacturing entity, from May 1999 until January 2000. From December 1997 until May 1999, Mr. Kelln served as Senior Vice President and General Manager of General Cable Corporation, a North American industrial manufacturing firm, and from December 1995 until December 1997 as Vice President-Supply Chain Management of General Cable Corporation. Mr. Kelln served in various positions, most recently as a Principal, at Mercer Managing Consulting, a global strategic consulting firm, from 1989 until December 1995.

     Chris Birkett, age 33, has served as Vice President, Chief Financial Officer and Secretary of the Company since November 1999. Mr. Birkett also served as Director of Finance of the Company from June 1999 until November 1999; as Director, Corporate Financial Planning & Analysis of the Company from August 1998 until June 1999; and as Manager of Treasury & Financial Analysis from December 1996 until August 1998. Prior to joining the Company, Mr. Birkett served as Manager of Treasury & International Finance of Continuum Electro Optics, a laser manufacturing company, from April 1995 until December 1996.

     Gwynne Williams, age 54, has served as Vice President, Operations & Engineering of the Company since January 2001. Mr. Williams also served as Vice President, Operations from April 2000 to January 2001, and Vice President, Manufacturing of the Company from January 1999 until April 2000. Between July 1991 and January 1999, Mr. Williams was employed at Arvin Ride Control Products, and served as its Vice President, Engineering & Sales between August 1994 to January 1999.

     Michael R. Gaulke, age 55, has served as a director of the Company since January 1997. Mr. Gaulke joined Exponent, Inc. in September 1992, as Executive Vice President and Chief Financial Officer, and became its President in March l993. In June 1996, Mr. Gaulke was named Chief Executive Officer of Exponent,
Inc., and has been a member of the Board of Directors of Exponent, Inc. since January 1994. From November l988 to September 1992, Mr. Gaulke served as Executive Vice President and Chief Financial Officer of Raynet Corporation, a subsidiary of Raychem Corporation. Mr. Gaulke is also a Director of Cymer, Inc., a trustee of the Palo Alto Medical Foundation, and on the Board of Advisors of the Whitehead Institute.

     John W. Jordan II, age 52, has served as a director of the Company since March l995, and served as Chairman of the Board of Directors of the Company until October l996. Mr. Jordan has served as a managing director of The Jordan Company LLC, a private merchant banking firm that he founded, since February 1982; as a partner of Jordan Zalaznick Capital Company since May 1985; as Chairman of Jordan/Zalaznick Advisors, Inc. since December 1986; as Chairman and Chief Executive Officer of Jordan Industries, Inc. since June 1988; as Chairman of TJC Management Corp. since February 1989; and as proprietor of Jordan Investment Company of Illinois since January 1993. Mr. Jordan also serves as a director of AmeriKing Corporation, Apparel Ventures, Inc., Archibald Candy Corporation, Carmike Cinemas, Inc., Gear for Sports, Inc., GFSI Holdings, Inc., Jackson Products, Inc., Motors & Gears, Inc., Welcome Home, Inc., and W-H Energy Services.

     Adam E. Max, age 43, has served as a director of the Company since March 1995, and served as a Vice President from that time until October 1996. Mr. Max is a managing director of The Jordan Company LLC, which he joined in April 1986. Mr. Max also serves as a director of Archibald Candy Corporation and other private companies.

     Edward T. Post, age 54, has served as a director of the Company since January 1998. Mr. Post has served as President and Chief Operating Officer of Smith Sports Optics since January 1994. Prior to such time, Mr. Post served as President of Scott USA beginning in 1989.

COMMITTEES  AND  MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors held four meetings, either in person or by telephonic conference, and held no meetings by unanimous written consent, during the 2001 Fiscal Year. During the 2001 Fiscal Year, each member of the Board of Directors, except for John W. Jordan II, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he was a member. The Company has standing Audit and Compensation Committees. The Company does not have a standing Nominating Committee.

     Audit Committee. The Audit Committee, which was established in January 1997 and consists of Michael R. Gaulke, Adam E. Max and Edward T. Post (each of whom is a non-employee director), held two meetings during the 2001 Fiscal Year. The Audit Committee has the power and authority to (i) select the firm of independent accountants to audit the financial statements of the Company and its consolidated subsidiaries, subject to approval by the Board of Directors, (ii) discuss with such independent public accountants, and with the management of the Company, the Company's financial accounting and reporting principles, policies and practices, (iii) discuss with such independent accountants, and with management of the Company and such management's staff, the adequacy of the Company's accounting, financial and operating controls, and (iv) report to the Board of Directors with respect to any and all of the foregoing, at such times and in such manner as the Board of Directors shall determine. A quorum was present at each of the Audit Committee meetings held.

     Compensation Committee. The Compensation Committee, which was established in January l997 and which consists of Stephen W. Simons, Adam E. Max, Michael R. Gaulke and Edward T. Post (three of whom are non-employee directors), held no meetings during the 2001 Fiscal Year. The Compensation Committee report included herein was approved by unanimous written consent of the members. The Compensation Committee has the power and authority to review and approve salary and other compensation arrangements, including annual incentive awards (but excluding the granting of stock options pursuant to the ROCKSHOX, INC. l996 Stock Plan (the "1996 Plan"), the 1998 Plan and any future plans), for officers and employees of the Company.

COMPENSATION  OF  THE  BOARD  OF  DIRECTORS

     The Company currently pays each of its non-employee directors a quarterly fee of $5,000. Non-employee directors also are eligible to receive options to purchase Common Stock under the 1996 Plan and the 1998 Plan as compensation for their services as directors. Each non-employee director is reimbursed for reasonable expenses incurred to attend director and committee meetings.

     SECURITY  OWNERSHIP  OF  MANAGEMENT  AND  PRINCIPAL  STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 25, 2001 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (the "Principal Stockholders"), (ii) each of the Company's directors, (iii) each of the Named Executive Officers (as such term is defined in the Summary Compensation Table under "Executive Compensation") and (iv) all directors and executive officers as a group. This table is based on information provided to the Company or filed with the Securities and Exchange Commission by the Company's directors, executive officers and Principal Stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and dispositive power with respect of such shares, subject to community property laws where applicable. Unless otherwise indicated in the footnotes to the table, the business address of each beneficial owner is c/o ROCKSHOX, INC., 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907.

                                                  AMOUNT AND NATURE OF     PERCENTAGE OF
                                                    SHARES OF COMMON    OUTSTANDING COMMON
NAME AND ADDRESS OF                                STOCK BENEFICIALLY   STOCK BENEFICIALLY
BENEFICIAL OWNER                                         OWNED                 OWNED
------------------------------------------------  --------------------  -------------------
Stephen W. Simons (1) . . . . . . . . . . . . . .            1,048,344                 7.6%
Bryan L. Kelln(2) . . . . . . . . . . . . . . . .              317,070                 2.3%
Chris Birkett (3) . . . . . . . . . . . . . . . .               26,500                   *
Gwynne Williams (3) . . . . . . . . . . . . . . .               34,151                   *
John W. Jordan II (4) . . . . . . . . . . . . . .              327,308                 2.4%
Adam E. Max (5) . . . . . . . . . . . . . . . . .              210,004                 1.5%
Michael R. Gaulke (3) . . . . . . . . . . . . . .               11,250                   *
Edward T. Post (3). . . . . . . . . . . . . . . .               11,250                   *
JZ Equity Partners, PLC (6) . . . . . . . . . . .            2,100,042                15.3%
Royce & Associates, Inc.(7) . . . . . . . . . . .            1,040,000                 7.9%
Charles M. Royce(7) . . . . . . . . . . . . . . .            1,040,000                 7.9%
Deborah W. Simons  (8). . . . . . . . . . . . . .            1,178,344                 8.6%
Paul H. Turner (9). . . . . . . . . . . . . . . .            2,202,500                16.0%
All directors and executive officers as a group
(8 persons) (10). . . . . . . . . . . . . . . . .            3,142,533                14.1%

___________________

*    Less  than  1%
(1) Includes (i) 1,026,656 shares held by The Steven W. Simons Trust, of which Mr. Simons is trustee, and (ii) 21,688 shares held by The Simons Children Irrevocable Trust, over which Mr. Simons has no voting or dispositive power. Mr. Simons disclaims beneficial ownership with respect to all shares held by The Simons Children Irrevocable Trust.
(2) Represents 254,070 shares with respect to which Mr. Kelln has the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of June 25, 2001, as well as 63,000 shares directly owned.


(3) Represents shares with respect to which such person has the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of June 25, 2001.
(4) Includes 327,308 shares held by the John W. Jordan Il Revocable Trust, of which Mr. Jordan is the grantor, trustee and sole beneficiary. Excludes 2,100,042 shares held by JZ Equity Partners, PLC, which is advised by Jordan/Zalaznick Advisers, Inc., an entity controlled by Mr. Jordan and certain other persons (see footnote 5 below). Mr. Jordan is a managing director of The Jordan Company LLC, an entity with which Mr. Max is affiliated (see footnote 4 below). The business address for Mr. Jordan is c/o Jordan Industries, Inc., 875 N. Michigan Avenue, Suite 4020, Chicago, Illinois 60611.
(5) Mr. Max is a managing director of The Jordan Company LLC, an entity with which Mr. Jordan is also affiliated. Excludes 2,100,042 shares held by JZ Equity Partners, PLC. The business address for Mr. Max is c/o The Jordan Company, 767 Fifth Avenue, 48th Floor, New York, New York 10153.
(6) JZ Equity Partners, PLC is advised by Jordan/Zalaznick Advisers, Inc., an entity controlled by Mr. Jordan and certain other persons. See "Certain Relationships and Related Transactions." The business address for JZ Equity Partners, PLC is c/o Jordan/Zalaznick Advisors, Inc., 767 Fifth Avenue, 48th Floor, New York, New York 10153.
(7) Pursuant to the Schedule 13G (Amendment No. 1) filed as of February 5, 2001 with the Securities and Exchange Commission, Royce & Associates, Inc., a New York corporation ("Royce"), has sole voting and dispositive power with respect to 1,040,000 shares, and Charles M. Royce, who may be deemed to be a controlling person of Royce, may be deemed to beneficially own the 1,040,000 shares beneficially owned by Royce. Charles M. Royce does not own any shares outside of Royce, and disclaims beneficial ownership of shares held by Royce. The business address for each of them is 1414 Avenue of the Americas, New York, New York 10019.
(8) Includes (i) 1,026,656 shares held by The Debra W. Simons Trust, of which Ms. Simons is trustee, and (ii) 10,844 shares held by The Simons Children Irrevocable Trust, over which Ms. Simons has no voting or dispositive power, and (iii) 130,000 shares held by the Wanda Bobowski Fund. Ms. Simons disclaims beneficial ownership with respect to all shares held by The Simons Children Irrevocable Trust and the Wanda Bobowski Fund.
(9) Includes 549,250 shares held by Turner Family LP, a Colorado limited partnership (the "Turner Partnership"). Mr. Turner is the sole general partner of the Turner Partnership, and a trust, the trustees of which are persons other than Mr. Turner and the beneficiaries of which are certain family members of Mr. Turner, is the sole limited partner of the Turner Partnership holding a 40% interest in the Turner Partnership. Mr. Turner disclaims beneficial ownership of the 219,700 shares representing the trust's interest in the Turner Partnership. Also includes 134,500 shares held by Bikes Aren't Bad Foundation, of which Mr. Turner is the sole director. Mr. Turner disclaims beneficial ownership of all of such shares held by Bikes Aren't Bad Foundation.
(10) Includes 337,221 shares with respect to which all directors and executive officers have the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of June 25, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following summarizes various transactions between the Company and certain of its directors or executive officers or entities associated with such persons. The Company believes that each such transaction was, and that any future transaction will be, approved in accordance with the Delaware General Corporation Law.

     Registration Rights Agreement. Effective as of the closing of the initial public offering of the Common Stock, which occurred on October 2, l996, the Company entered into a registration rights agreement (the "'Registration Rights Agreement") with, among others, certain trusts the beneficiaries and/or trustees of which include Stephen W. Simons, Paul H. Turner and John W. Jordan II, as well as Adam E. Max (collectively, the "Insider Holders"). Pursuant to the

Registration Rights Agreement and subject to certain conditions, the Insider Holders have demand registration rights to require the Company to register the number of shares requested to be so registered until such time as such shares of Common Stock (i) are effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), and disposed of in accordance with a registration statement covering such shares, (ii) are saleable by the holders thereof pursuant to Rule 144(k) under the Securities Act or (iii) are distributed for resale pursuant to Rule 144 under the Securities Act ("Registrable Securities"). The Registration Rights Agreement provides that, subject to certain conditions, the Insider Holders have incidental registration rights if the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement or Form S-4 or Form S-8 or any successor form thereto or filed solely in connection with an exchange offer or an offering made solely to employees of the Company) to require the Company to include in each such registration all Registrable Securities as each Insider Holder may request in accordance with the terms of the Registration Rights Agreement. In the event of any registration thereunder, the Registration Rights Agreement contains certain customary provisions relating to holdback and indemnification arrangements. The Registration Rights Agreement also provides that all reasonable fees and expenses incident to the performance thereof or compliance therewith by the Company will be borne by the Company.

     Supplier Consulting Agreement. Stephen W. Simons provides consulting services to a supplier to the Company (the "Supplier") pursuant to a consulting agreement (the "Supplier Consulting Agreement") in consideration of which the Supplier pays Mr. Simons a fee equal to 3% of the Supplier's net sales (as defined therein). The Supplier Consulting Agreement terminates on December 31, 2002; provided, that the Supplier Consulting Agreement (i) will be automatically renewed for two years, if the total of all consulting fees paid to Mr. Simons pursuant to the Supplier Consulting Agreement is less than $1,000,000 on December 31, 2002, (ii) will automatically terminate when the total of all consulting fees paid to Mr. Simons pursuant to the Supplier Consulting Agreement equals $1,700,000 and (iii) may be terminated by Mr. Simons at any time upon 30 days' written notice. During the 2001 Fiscal Year, Mr. Simons received $200,000 in payments from the Supplier. The Company purchased approximately $851,000 of components from the Supplier in the 2001 Fiscal Year.

     Noncompetition Agreements. Each of Stephen W. Simons and Paul H. Turner has entered into a noncompetition agreement, dated March 24, 1995, pursuant to which each such person agreed, among other things, that until three years from and after the date such person ceases to be employed by the Company, he will not directly or indirectly (i) divert or attempt to divert from the Company any business with any customer or account with which he had any contact or association, which was under his supervision, or the identity of which was learned by him as a result of his employment with the Company, (ii) solicit any person transacting business with the Company to terminate its relationship or association with the Company, or to represent, distribute or sell services or products in competition with the services or products of the Company, or (iii) solicit any employee of the Company to leave its employ. Mr. Turner resigned as an officer of the Company effective July 31, 1998, and, therefore, the provisions of the preceding sentence will terminate on July 31, 2001 with respect to Mr. Turner.

     Technical Consulting Arrangement. During the 2001 Fiscal Year, the Company retained Exponent, Inc. to provide technical consulting services to the Company and the Company's legal counsel with respect to two projects. Michael R. Gaulke, a director of the Company, is Executive Vice President, Chief Executive Officer and a member of the board of directors of Exponent, Inc. Exponent, Inc. received an aggregate of approximately $47,104.80 as payment for its consulting services in connection with the two projects.

     Indebtedness of Management. Pursuant to Bryan L. Kelln's employment agreement, on January 24, 2000, the Company granted Mr. Kelln a $200,000 interest-free loan for a three-year period. Forgiveness of the loan from fiscal year to fiscal year was to be based on performance goals to be determined by the Company. On February 10, 2001, the Board of Directors voted to forgive the entire principal balance and the taxes associated with the loan. This forgiveness was in recognition of Mr. Kelln's performance during his first year of leadership, specifically, the restructuring and relocation of the business, the execution of the global market recall and profitability improvements accomplished during that time.

                             EXECUTIVE COMPENSATION

     The following table sets forth, in summary form, the compensation paid by the Company during the last three completed fiscal years to its chief executive officer and the three other key executive officers for services rendered to the Company (the "Named Executive Officers"). The information below pertains to the Company's fiscal years ended March 31.

                           SUMMARY  COMPENSATION  TABLE
                                                                              LONG
                                                                              TERM
                                                                          COMPENSATION
                                               ANNUAL COMPENSATION            AWARDS
                                               -------------------            ------
                                                                     SECURITIES       (3) ALL
                                                                     UNDERLYING        OTHER
NAME AND PRINCIPAL POSITION             YEAR  SALARY($)   BONUS($)   OPTIONS (#)  COMPENSATION($)
---------------------------             ----  ---------   --------   -----------  ---------------
Stephen W. Simons (1)                   2001  $  163,374  $       0            0  $            0
  Chairman of the Board of              2000     250,000          0            0               0
  Directors, Chief Technical  Officer   1999     250,000          0            0               0
  and Former Interim Chief
  Executive Officer

Bryan L. Kelln(1) (2)                   2001  $  274,999  $ 415,313      516,279  $       483,815
  Chief Executive Officer and           2000      52,885          0      500,000        239,020(3)
  President                             1999           0          0            0                0

Chris Birkett                           2001  $  149,999  $       0       70,000  $        50,624
  Vice President,                       2000     124,423     75,000            0            910(3)
  Chief Financial Officer and           1999      95,969     10,000       12,000              988
  Secretary

Gwynne Williams(4)                      2001  $  175,000  $       0       56,605  $        83,926
  Vice President, Operations and        2000     175,000          0            0         51,048(3)
  Engineering                           1999      33,654     51,629       40,000                0

(l) Effective January 18, 2000, Mr. Simons resigned as Interim Chief Executive Officer of the Company, and Mr. Kelln was appointed Chief Executive Officer and President of the Company.
(2) In recognition of performance in his first year of employment, on February 10, 2001, Mr. Kelln was forgiven a $200,000 principal debt that had been granted in association with his employment agreement (See "Certain Relationships and Related Transactions" above). The total compensation was increased to cover the estimated income taxes associated with this loan, resulting in compensation of a gross amount of $361,092. Additionally, on June 9, 2000, he was granted a cash bonus of $35,000 pursuant to his employment agreement, which equated to $54,221 in gross compensation.
(3) All Other Compensation includes relocation expenses paid to Mr. Kelln of $481,386 and $239,020 during the 2001 and 2000 Fiscal Years, respectively. Mr. Williams was paid $83,051 and $51,048 for relocation expenses for the 2001 and 2000 Fiscal Years, and Mr. Birkett was paid relocation expenses of $48,981 in the 2001 Fiscal Year. In addition, All Other Compensation includes the following contributions made by the Company during the 2001 and 2000 Fiscal Years to employee accounts under the Company's 401(k) plan:
     Mr. Kelln, $2,440 for 2001; Mr. Williams, $875 for 2001; and Mr. Birkett, $1,644 and $910 for 2001 and 2000, respectively.
(4)  Mr.  Williams'  employment  with the Company commenced on January 18, 1999.

OPTIONS  GRANTS  AND  EXERCISES

     The following table sets forth certain information regarding stock options granted to and exercised by the Named Executive Officers during the 2001 Fiscal Year and the stock options held by them as of March 31, 2001.

                            OPTION GRANTS IN THE 2001 FISCAL YEAR

                                      INDIVIDUAL GRANTS
                                      -----------------
                                                                   POTENTIAL REALIZABLE VALUE AT
                   NUMBER  OF    PERCENT  OF                       ASSUMED ANNUAL RATES OF STOCK
                   SECURITIES   TOTAL OPTIONS                             PRICE APPRECIATION
                   UNDERLYING    GRANTED TO     EXERCISE OR              FOR OPTION  TERM (1)
                     OPTIONS     EMPLOYEES IN   BASE  PRICE  EXPIRATION  --------------------
NAME               GRANTED (#)  FISCAL YEAR(%)   ($/SH)(2)      DATE       5%($)     10%($)
-----------------  -----------  --------------  -----------  ----------  ---------  ---------
Bryan L. Kelln(3)      516,279          40.86%  $      .81       5/8/10  $ 115,537  $ 255,307
Chris Birkett           70,000           5.54%  $      .81       5/8/10     15,665     34,616
Gwynne Williams         56,605           4.48%  $      .81       5/8/10     12,668     27,992
Michael Gaulke          15,000           1.19%  $      .78      8/21/10      3,232      7,143
Edward Post             15,000           1.19%  $      .78      8/21/10      3,232      7,143

(1) The potential gains shown are net of the option exercise price and do not include the effect of any taxes associated with exercise. The amounts shown are for the assumed rates of appreciation only as required by the Securities and Exchange Commission, do not constitute projections of future stock price performance, and may not necessarily be realized. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock, continued employment of the optionee through the term of the options, and other factors.

(2) The exercise price is equal to the fair market value of the Common Stock on the date of grant.

(3) The above stock options were granted on May 8, 2001 and August 21, 2001, as noted. Such options were granted under the 1996 and 1998 Plans. The options vest and become exercisable in equal 25% installments on each of the first four anniversaries of the date of grant. To the extent permitted under applicable law, the option granted is an "incentive stock option" for purposes of Section 422 of the Code.

     The following table sets forth certain information regarding the value of unexercised options to acquire Common Stock held by the Named Executive Officers as of the end of the 2001 Fiscal Year. None of the Named Executive Officers exercised any options to acquire Common Stock in the 2001 Fiscal Year.

  AGGREGATED OPTION EXERCISES IN THE 2001 FISCAL YEAR AND FY-END OPTION VALUES

                     NUMBER  OF  SECURITIES
                          UNDERLYING              VALUE  OF UNEXERCISED
                     UNEXERCISED OPTIONS AT     IN-THE-MONEY  OPTIONS  AT
                        MARCH 31, 2001(#)          MARCH 31, 2001(1)($)
NAME               EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-----------------  -----------  -------------  ------------  --------------
Stephen W. Simons            0              0  $          0  $            0
Bryan L. Kelln         125,000        891,280             0               0
Chris Birkett            6,000         76,000             0               0
Gwynne Williams         20,000         76,605             0               0
Michael Gaulke           5,000         20,000             0               0
Edward Post              5,000         20,000             0               0


(1)  The  value of unexercised in-the-money options is calculated by multiplying
     (A) the number of securities underlying such options by (B) the difference between (i) the closing price of the Common Stock on the Nasdaq at March 31, 2001 and (ii) the option exercise price.

EMPLOYMENT  AGREEMENTS

     In October 1996, Stephen W. Simons entered into an amended and restated employment agreement with the Company, with an initial one-year term and automatic renewal for additional one-year terms, not to exceed four one-year renewal terms in total, at the election of Mr. Simons. Pursuant to the agreements, Mr. Simons receives an annual salary of $250,000 and certain perquisites. In addition, the agreement provides that for each fiscal year during the term of the agreement in which Mr. Simons has been an employee of the Company for the entire fiscal year, the Company will pay to Mr. Simons a cash bonus in an amount not to exceed 100% of his annual salary based upon the Board of Directors' evaluation of the performance of his individual duties and upon the performance of the Company during such fiscal year. On August 1, 2000, Mr. Simons' annual salary decreased from $250,000 to $40,000. On September 9, 2000, Mr. Simons's annual salary increased from $40,000 to $70,000.

     In January 2000, Bryan L. Kelln entered into an employment agreement with the Company that is terminable at-will by either Mr. Kelln or by the Company at any time with or without cause and with or without notice. Pursuant to the agreement, Mr. Kelln serves as President and Chief Executive Officer of the Company and receives an initial annual base salary of $275,000, subject to review and adjustment from time to time. Mr. Kelln is eligible for a bonus for the 2001 Fiscal Year of up to 29% of his base salary, based on achievement of performance goals to be determined by the Company. Mr. Kelln was also reimbursed for expenses incurred by Mr. Kelln in connection with his relocation. In addition, during the 2001 and 2000 Fiscal Years, the Board of Directors granted Mr. Kelln options to purchase 516,279 and 500,000 shares of Common Stock, respectively. In the event Mr. Kelln's employment is terminated by the Board of Directors for any reason, other than cause, within his first year of employment, Mr. Kelln will be paid an amount equal to six months of his base salary. Further, the Company will pay Mr. Kelln an amount equal to six months of his base salary in the event he becomes so disabled that he cannot fulfill his position responsibilities, and, if he becomes deceased during his employment with the Company, his estate or beneficiary will receive an amount equal to six months of his salary. In addition, the Company granted Mr. Kelln a $200,000 interest-free loan for a three-year period. This loan was forgiven on February 10, 2001. See "Certain Relationships and Related Transactions" above.

     In January 1999, Gwynne Williams entered into an employment agreement with the Company. Pursuant to the agreement, Mr. Williams served as Vice President, Manufacturing and received an initial annual base salary of $175,000, subject to review and adjustment from time to time, and is eligible for the Company's annual management bonus plan. For fiscal year 2001, he is eligible for a bonus of 12.5% of his salary. The agreement further provides that Mr. Williams is entitled to participate in all benefits programs available from time to time. In the event Mr. Williams' employment is terminated by the Company, for any reason other than death, disability, resignation or for cause, Mr. Williams will be entitled to a severance payment equal to one year of salary and continuation of benefits, of which six months of salary will be guaranteed and six months will be mitigated. In April 2000, Mr. Williams was promoted to the position of Vice President, Operations, and in January 2001, Mr. Williams was promoted to Vice President, Operations and Engineering of the Company. In addition, during the 2001 Fiscal Year, the Board of Directors granted Mr. Williams options to purchase 56,605 shares of Common Stock.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During the 2001 Fiscal Year, the Compensation Committee of the Board of Directors consisted of Michael R. Gaulke, Stephen W. Simons, Adam E. Max and Edwin T. Post. Only one of such members, Mr. Simons, is an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. However, grants of stock options to the Named
Executive  Officers  in  the  2001  Fiscal  Year  were  made  by the full Board.

     The following is the report of the Compensation Committee to the Board of Directors describing compensation policies and rationales applicable to the Company's executive officers with respect to compensation paid to such executive officers for the 2001 Fiscal Year.

Compensation  Philosophy:

     The general philosophy of the Company's compensation program is to offer executive officers competitive compensation based both on the Company's performance and on the individual's contribution and performance. The Company's compensation policies are intended to motivate, reward and retain highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

     There are three main components in the Company's executive compensation program:

     -   Base  Salary
     -   Incentive  Bonus
     -   Stock  Incentives

Base  Salary:

     The salaries of Messrs. Kelln, Simons and Williams were fixed pursuant to the terms of their employment agreements with the Company. The salaries of the other executive officers are determined annually by the Compensation Committee with reference to surveys of salaries paid to executives with similar responsibilities at comparable companies, generally in both the bicycle and manufacturing industries. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

Incentive  Bonus:

     Annual incentive bonuses for executive officers are intended to reflect the Compensation Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer.

Stock  Incentives:

     The Company utilizes stock options as long-term incentives to reward and retain executive officers. The Board of Directors, which in the 2001 Fiscal Year had responsibility for making option grants under the 1996 Plan and the 1998 Plan, believes that stock option grants provide an incentive which focuses the executives' attention on the Company from the perspective of an owner with an equity stake in the business. Because options are typically granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, the Company's stock will provide value to the recipient only when the price of the Company's stock increases above the exercise price, that is, only to the extent that stockholders as a whole have benefitted. Generally, stock options vest over a three to five year period and optionees must be employed by the Company at the time of vesting in order to exercise the options.

Compensation  of  the  Chief  Executive  Officer  and  Other  Executives:

     Mr. Kelln's base salary has been set at $275,000 per year pursuant to his employment agreement. Salary increases for senior executives effected during the 2001 Fiscal Year were based on individual performance, position, tenure, leadership and competitive data in compensation surveys of comparable companies. Pursuant to Mr. Kelln's employment agreement, on January 24, 2000, the Company granted Mr. Kelln a $200,000 interest-free loan for a three-year period. On February 10, 2001, the Board of Directors voted to forgive the entire principal balance and the income taxes associated with the loan, in recognition of Mr. Kelln's performance during his first year of leadership, for total gross compensation of $361,000 related to the loan.

     Senior executives in the Company also participate in the 1996 Plan and 1998 Plan, and the Board granted such executives options to purchase shares of Common Stock during the 2001 Fiscal Year. In determining the number of shares to award to the executive officers noted above and the other executives, the Board considered several factors, including primarily the above-mentioned executive officers' and such other executives' actual and potential contributions to the Company's long-term success, and the size of awards provided to other executives holding similar position in comparable companies.

     Pursuant to their employment agreements with the Company, senior executives may receive an annual bonus as determined by the Board. In determining the amounts of such bonuses, the Board considers certain criteria, including the individual performance of each executive and the performance of the Company.

Section  162(m)  Policy:

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section l62(m) apply with respect to "qualified performance-based compensation" and to compensation paid in certain circumstances by companies in the first few years following their
initial  public  offering  of  stock.   The  Company  can  deduct  compensation
(including compensation resulting from the exercise of stock options) in excess of $1 million if it pays the compensation under a plan that the shareholders approve and is performance-related. The Company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements.
Accordingly, the Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible on account of Section 162(m).

                                       Respectfully  submitted,

                                       STEPHEN  W.  SIMONS*
                                       BRYAN  L.  KELLN*
                                       JOHN  W.  JORDAN  II*
                                       ADAM  E.  MAX
                                       MICHAEL  R.  GAULKE
                                       EDWARD  T.  POST

* With respect to that portion of the report entitled "Stock Incentives" only.


     The Compensation Committee Report will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is governed by a written charter, which was adopted by the Company's Board of Directors on February 11, 2001, which is attached as an exhibit. The charter specifies the scope of the Committee's responsibilities and how it carries out those responsibilities. Among its other functions, the Committee recommends to the board of directors, subject to stockholder ratification, the selection of our independent accountants.

     The Committee has reviewed and discussed the Company's audited financial statements for the year ended March 31, 2001 with management and with Ernst & Young LLP, the Company's independent public accountants. The Committee also has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

     The Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP their independence from the Company. The audit committee also has considered whether the provision of non-audit services to the Company is compatible with the independence of Ernst & Young LLP.

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the Company's annual financial statements for the year ending March 31, 2001, and its reviews of the financial statements included in the Company's Forms 10-Q for that year, were $134,000. All other audit related fees were $14,000. Audit related services generally include fees for accounting consultations. Ernst & Young LLP billed no fees to the Company for financial information systems design and implementation during the year ending March 31, 2001. The aggregate fees billed to the Company for all other services rendered by Ernst & Young LLP for the year ending March 31, 2001, were $53,000. These fees related primarily to the preparation and review of the Company's income tax returns, and related consultations.

     Based on the reviews and discussions referred to above, in reliance on management and Ernst & Young LLP, and subject to the limitations of our role, the Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended March 31, 2001 filed with the Securities and Exchange Commission.

                                                 Respectfully  submitted,

                                                 MICHAEL  R.  GAULKE
                                                 ADAM  E.  MAX
                                                 EDWARD  T.  POST


     This Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, unless the report is specifically incorporated by reference.


_______________________

PERFORMANCE  GRAPH:

     The following line graph compares the cumulative total stockholder return for the Common Stock with the NASDAQ U.S. Index and a Peer Group (as defined below) for the period commencing September 27, 1996 and ending March 31, 2001. The peer group (the "Peer Group") is composed of the following companies: K2 Inc., Huffy Corp., Cannondale Corp., Aldila Inc. and Ride Inc.

     The graph assumes that $100 was invested on September 27, 1996, the date of the commencement of public trading of the Common Stock, and that all dividends are reinvested. Historical stock price performance should not be considered indicative of future stock price performance.

      [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED
                                   MATERIAL.]


                               [GRAPHIC  OMITED]

          COMPARISON OF CUMULATIVE TOTAL RETURN AMONG ROCKSHOX, INC.,
  NASDAQ STOCK MARKET-US, NASDAQ NON-FINANCIAL INDEX AND SELECTED PEER GROUPS

                9/27/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01
                -------  -------  -------  -------  -------  -------
NASDAQ U.S.         100       99      150      202      377      151
Peer Group          100       86       85       41       34       36
ROCKSHOX, INC.      100      100       51        8        7        4

     The Stock Price Performance Graph will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Common Stock, to file reports of beneficial ownership of the Common Stock and changes in such ownership with the Securities and Exchange Commission, The Nasdaq Stock Market and the Company. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file these reports on a timely basis. Based solely on its review of the copies of these reports received or written representations from these reporting persons that no Forms 5 were required for such persons, the Company believes that, during the 2001 Fiscal Year, all of such filing requirements under Section 16(a) were timely met, with the exception of Stephen W. Simons, who did not file one Form 4 within the prescribed time period. The required form has since been filed.

STOCKHOLDER  PROPOSALS

     Any proposal of a stockholder intended to be presented at the Company's 2002 annual meeting of stockholders must be received by the Secretary of the Company by March 27, 2002 for inclusion in the notice of meeting and proxy statement relating to the Company's 2002 annual meeting of stockholders. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Bylaws of the Company.

     Stockholder proposals submitted to the Company for consideration at the Company's 2002 annual meeting of stockholders outside the processes of Rule 14a-8 (i.e., the procedures for placing a stockholder's proposal in the Company's proxy materials) will be considered untimely if received by the Company after June 12, 2002. Accordingly, the proxy with respect to the Company's 2002 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposals received by the Company after June 12, 2002.

By  Order  of  the  Board  of  Directors

                           Chris  Birkett
                           Vice President, Chief Financial Officer and Secretary


Colorado  Springs,  Colorado
July  25,  2001

EXHIBIT - Audit Committee Charter adopted February 11, 2001.

                                 ROCKSHOX, INC.
                                 --------------

                             AUDIT COMMITTEE CHARTER

I.  PURPOSE.
    --------

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to management's conduct of the Company's financial reporting process. The Committee's primary duties and responsibilities are to:

1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

2. Monitor the independence and performance of the Company's independent auditors.

3. Provide an avenue of communication among the independent auditors, management, and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the power to retain outside counsel, auditors or other experts for this purpose.

The Board and the Committee are in place to represent the Company's stockholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis and shall submit the Charter to the Board for approval and have the document included as an appendix to the Company's proxy statement as required by applicable rules and regulations.

II.  MEMBERSHIP.
     -----------

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the National Association of Securities Dealers (the "NASD").

Accordingly,  all  of  the  members  of  the  Committee  will  be  directors:

1. Each of whom shall be a person other than an officer or employee of the Company or its subsidiaries;

2. Who have no relationship to the Company that, in the opinion of the Board, may interfere with the exercise of their independence from management and the Company; and

3. Who have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.

At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that supports a conclusion that the individual has sufficient financial sophistication to satisfy the requirements of the NASD.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chair is elected by the Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

III.  RESPONSIBILITIES  AND  DUTIES.
      ------------------------------

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditor, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. The responsibilities and duties of a member of the Committee are in addition to those duties set out for a member of the Board.

1. The Committee shall provide an open avenue of communication between the outside auditor, financial and senior management, and the Board.

2. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

3. The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

4. As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

5. The Committee shall discuss with management and the outside auditor the quality and adequacy of the Company's internal controls. The Committee should be satisfied that management has a proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public, satisfy legal and regulatory requirements.

6. The Committee shall review all reports concerning any fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

7. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

8.   The  Committee  shall:

     a. request from the outside auditor annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     b. discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence;

     c. recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence; and

     d. approve the fees and other significant compensation to be paid to the outside auditor.

9. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditor.

10.  The  Committee  shall:

     a. report Committee actions to the Board with such recommendations as the Committee may deem appropriate; and

     b. prepare a letter for inclusion in the proxy statement for the Company's annual meeting of stockholders that describes the Committee's composition and responsibilities, and how they were discharged.

11. The Committee shall perform such other functions consistent with this Charter, the Company's bylaws and governing law as the Board deems necessary or appropriate.